EXHIBIT 10.35

                   MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT

                                                                   EXHIBIT 10.35

                   MASTER ASSIGNMENT AND ACCEPTANCE AGREEMENT
                   ------------------------------------------

         This Master Assignment and Acceptance Agreement (this "AGREEMENT"), dated as of May 16, 2003, by and among Fleet Capital Corporation, JPMorgan Chase Bank, Citizens Bank of Massachusetts, U.S. Bank National Association and Bank Leumi, USA (collectively, the "ASSIGNEES") and Natexis Banque Populaires, General Electric Capital Corporation, Toronto Dominion (New York), Inc., Stanwich Loan Funding LLC, Franklin Floating Rate Trust, Franklin Floating Rate Master Series, Franklin CLO I, Limited, Franklin CLO II, Limited, Franklin CLO III, Limited, Franklin Floating Rate Daily Access Fund, New York Life Insurance Company, New York Life Insurance and Annuity Corporation, Elf Funding Trust III, California Public Employees Retirement System, Restoration Funding CLO, Ltd., Highland Loan Funding V Ltd., Emerald Orchard Limited and SRV-Highland, Inc. (collectively, the "ASSIGNORS"), and Fleet Capital Corporation, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as lead arranger (the "LEAD ARRANGER") with respect to a certain Credit Agreement dated as of November 9, 2001 by and among Imagistics International Inc. (the "BORROWER"), the Lenders and the Administrative Agent, as amended by that certain First Amendment Agreement dated as of March 19, 2002, that certain Second Amendment Agreement dated as of July 19, 2002 and that certain Third Amendment Agreement dated as of March 5, 2003 (as amended, the "CREDIT AGREEMENT").

                                    RECITALS
                                    --------

         The Assignors desire to assign and delegate all of their rights and obligations under the Credit Agreement and the other Credit Documents, and the Assignees desire to purchase and assume certain of such rights and obligations, upon the terms, and subject to the conditions, contained herein.

         Therefore, in consideration of such recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignors and the Assignees hereby agree as follows:

1.       DEFINED TERMS.
         -------------

                  (a) Each capitalized term used herein which is not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

                  (b) When used in this Agreement, each of the following capitalized terms shall have the meaning ascribed thereto unless the context hereof otherwise specifically requires:

                           "Assigned Term Loans": with respect to each of the
                  Assignors, the amount of Term B Facility Loans having the principal balances set forth on Schedule A attached hereto.

                           "Assignees": as defined in the introductory paragraph
                  hereof.

                           "Assignor Rights and Obligations": as of the
                  Effective Date, all of the rights and obligations of the Assignors under the Credit Agreement and each of the other Credit Documents, including, without limitation, each Assignor's (a) Assigned Term Loans, and (b) Term B Facility Notes.

                           "Assignors": as defined in the introductory paragraph
                  hereof.

                           "Effective Date": as defined in Section 4.

                           "Purchase Percentage": with respect to each of the
                  Assignees, the percentage set forth on Schedule A

                           "Purchase Price": in the case of each Assignor, an
                  amount equal to the sum of the aggregate unpaid principal amount of its Assigned Term Loans as of the Effective Date.

                           "Purchased Term Loans": the aggregate amount of
                  Assigned Term Loans purchased by each of the Assignees, as set forth on Schedule A attached hereto.

                           "Total Purchase Price": the sum of the aggregate
                  Purchase Prices to be paid.

2.       ASSIGNMENT; PAYMENTS BY THE ASSIGNEES.
         -------------------------------------

         The Assignors hereby irrevocably sell, transfer and assign to the Assignees, without recourse, representation or warranty except as expressly set forth in this Agreement, all of the Assignor Rights and Obligations, including their respective Assigned Term Loans, and each Assignee hereby purchases and assumes from the Assignors such Assignee's Purchased Term Loans without recourse or, except as otherwise specifically provided herein, representation or warranty. Each Assignee agrees to pay to the Assignors on the Effective Date such Assignee's Purchase Percentage of the Total Purchase Price such that the sum of the amounts paid by the Assignees to the Assignors will equal the sum of the Purchase Prices.

3.       REPRESENTATIONS AND WARRANTIES.
         ------------------------------

         (a) Each of the Assignors hereby represents and warrants to each Assignee, severally and not jointly, that, (i) as of the date first written above, the aggregate unpaid principal amount of its Assigned Term Loans are as set forth on Schedule A attached hereto, and (ii) such Assignor is the legal and beneficial owner of its Assigned Term Loans and other rights being assigned by it hereunder and that such Loans and other rights are owned by it free and clear of any adverse claim.

         (b) None of the Assignors (i) except as set forth in Section 3(a) hereof, makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or as to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Assigned Term Loans, any collateral therefor, the Credit Agreement, any other Credit Document, or any other instrument or document furnished pursuant thereto, or (ii) makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations, the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under the Credit Agreement or any of the other Credit Documents or any other instrument or document furnished pursuant thereto.

         (c) Each Assignee represents and warrants to each Assignor, severally and not jointly, that it has, independently and without reliance upon any Assignor or the Administrative Agent, and based on such documents and information as it has deemed appropriate, made its own evaluation of, and investigation into, the business, operations, financial and other condition and creditworthiness of the Borrower and made its own decision to enter into this Agreement.

4.       EFFECTIVENESS OF THIS AGREEMENT.
         -------------------------------

                  (a) Section 2 of this Agreement shall not become effective unless and until such date (the "EFFECTIVE DATE") as all of the following conditions shall have been fulfilled:

                           (i) The Administrative Agent shall have received this
                  Agreement duly executed by each of the Assignors, each of the Assignees and the Borrower;

                           (ii) The Administrative Agent and the Lead Arranger
                  shall have executed a copy of this Agreement;

                           (iii) The Borrower shall have paid to the
                  Administrative Agent, for the account of the Assignees, a fee equal to one-tenth of one percent (0.10%) of the sum of the aggregate outstanding principal amounts of the Assigned Term Loans. Each Assignee shall receive the portion of such fee allocable to such Assignee's Assigned Term Loans;

                           (iv) The Borrower shall have paid to the
                  Administrative Agent, for the account of the Assignors, all interest in respect of each of the Assignor's Assigned Term Loans that shall have accrued and not yet been paid prior to the Effective Date; and

                           (v) Each of the Assignees shall have delivered by
                  wire transfer in immediately available funds to the Administrative Agent, in accordance with the wire transfer instructions set forth on Schedule B attached hereto, such Assignee's Purchase Percentage of the Total Purchase Price in satisfaction of the provisions of the last sentence of Section 2 of this Agreement.

                  (b) Upon the Effective Date, (i) the Administrative Agent shall record the assignments provided for herein, (ii) each Assignee shall be a Lender, and, to the extent provided in this Agreement, have the rights and obligations of a Lender thereunder and (iii) each Assignor, to the extent of the assignment provided for herein, shall be released from its obligations under the Credit Agreement.

                  (c) From and after the Effective Date, the Administrative Agent shall make all payments in respect of the interest assigned hereby to each Assignee (including payments of principal, interest, fees and other amounts) directly to the Assignees. The Assignees, the Assignors and the Administrative Agent shall make appropriate adjustments with respect to amounts (including, without limitation, payment of interest on the Assigned Loans) under the Credit Agreement and the other Credit Documents which accrued prior to the Effective Date and which were paid on the Effective Date and thereafter, directly between themselves.

5.       PAYMENT INSTRUCTIONS.
         --------------------

         All payments to be made by the Assignees hereunder shall be made by wire transfer of immediately available funds to the Administrative Agent. On the Effective Date, the Administrative Agent shall disburse to each Assignor by wire transfer of immediately available funds, in accordance with the wire transfer instructions set forth on Schedule C attached hereto, the amounts payable to each Assignor hereunder.

6.       NOTICES.
         -------

         All notices, requests and other communications to or with any Assignor or Assignee or the Administrative Agent in connection with this Agreement shall be given in accordance with the provisions of Section 12.02 of the Credit Agreement. For purposes of this Agreement and Section 12.02 of the Credit Agreement, the address of each Assignee shall be the address set forth adjacent to its name on the signature pages hereof.

7.       MISCELLANEOUS.
         -------------

                  (a) For purposes of this Agreement, all calculations and determinations with respect to the outstanding principal amount of any Assignor's Assigned Term Loans, and all other similar calculations and determinations, shall be made by the Administrative Agent and confirmed by each Lender by its signature to this Agreement.

                  (b) Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

                  (c) This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all other prior arrangements and understandings among such parties with respect to the subject matter hereof.

                  (d) This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

                  (e) Every provision of this Agreement is intended to be severable, and if any term or provision hereof shall be invalid, illegal or unenforceable for any reason, the validity, legality and enforceability of the remaining provisions hereof shall not be affected or impaired thereby, and any invalidity, illegality or unenforceability in any jurisdiction shall not affect the validity, legality or enforceability of any such term or provision in any other jurisdiction.

                  (f) This Agreement shall be binding upon and inure to the benefit of the Assignors, the Assignees, the Administrative Agent, and their respective successors and permitted assigns, except that no party may assign or transfer any of its rights or obligations hereunder (i) without the prior written consent of the other parties, or (ii) in contravention of the Credit Agreement.

                  (g) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), without regard to principles of conflicts of law not contained in such Sections 5-1401 and 5-1402.

                  [Remainder of page intentionally left blank]

         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.

                           FLEET CAPITAL CORPORATION,
                           individually, as Administrative Agent and as an Assignee



                           By: /s/ Edgar Ezerins
                               -----------------
                               Name: Edgar Ezerins
                               Title: Senior Vice President


                           MERRILL LYNCH & CO., MERRILL LYNCH,
                           PIERCE, FENNER & SMITH
                           INCORPORATED, as Lead Arranger



                           By: /s/ Christopher Birosak
                               -----------------------
                               Name: Christopher Birosak
                               Title: Managing Director


                           IMAGISTICS INTERNATIONAL INC.



                           By: /s/ Joseph D. Skrzypczak
                               ------------------------
                               Name: Joseph D. Skrzypczak
                               Title: Chief Financial Officer





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           NATEXIS BANQUE POPULAIRES
                           as an Assignor


                           By: /s/ William Burke
                               ----------------------
                               Its Vice President


                           By: /s/ Michael Stroms
                               ----------------------
                               Its Associate





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           GENERAL ELECTRIC CAPITAL
                           CORPORATION,
                           as an Assignor


                           By: /s/ Levalia Agresta
                               ------------------------
                               Its Senior Risk Manager





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           TORONTO DOMINION (NEW YORK), INC.,
                           as an Assignor


                           By: /s/ Gwen Zirkle
                               ------------------------
                               Its Vice President





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           STANWICH LOAN FUNDING LLC,
                           as an Assignor


                           By: /s/ Kelly Warnement
                               ------------------------
                               Its Vice President





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           FRANKLIN FLOATING RATE TRUST,
                           as an Assignor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President


                           FRANKLIN FLOATING RATE MASTER SERIES,
                           as an Assginor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President


                           FRANKLIN CLO I, LIMITED,
                           as an Assignor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President



                           FRANKLIN CLO II, LIMITED,
                           as an Assignor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President


                           FRANKLIN CLO III, LIMITED,
                                  as an Assignor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President


                           FRANKLIN FLOATING RATE DAILY ACCESS FUND, as an Assignor

                           By: /s/ Richard D'Addario
                               -----------------------------
                               Its Senior Vice President























         [Signature Page to Master Assignment and Acceptance Agreement]

                           NEW YORK LIFE INSURANCE COMPANY,
                           as an Assignor


                           By:____________________________

                                  Its:


                           NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION as an Assignor

                           By: New York Life Investment Management,
                           LLC, its Investment Manager


                           By:____________________________

                                  Its:


                           ELF FUNDING TRUST III,
                           as an Assignor

                           By: New York Life Investment Management,
                           LLC as attorney-in-fact


                           By:____________________________

                                  Its:





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           CALIFORNIA PUBLIC EMPLOYEES RETIREMENT SYSTEM, as an Assignor

                           By: Highland Capital Management, L.P., as Authorized Representatives of the Board


                           By: /s/ Todd Travers
                               ------------------------------
                               Its Senior Portfolio Manager


                           RESTORATION FUNDING CLO, LTD.,
                           as an Assignor

                           By: Highland Capital Management, L.P., as
                           Collateral Manager


                           By: /s/ Todd Travers
                               ------------------------------
                               Its Senior Portfolio Manager





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           HIGHLAND LOAN FUNDING V LTD.,
                           as an Assignor

                           By: Highland Capital Management, L.P., as
                           Collateral Manager


                           By: /s/ Todd Travers
                               ------------------------------
                               Its Senior Portfolio Manager





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           SRV-HIGHLAND, INC.,
                           as an Assignor

                           By: /s/ Kelly Warnement
                               -----------------------------
                               Its Vice President





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           JPMORGAN CHASE BANK,
                           as an Assignee



                           By: /s/ Valerie Schanzer
                               -----------------------------
                                   Name: Valerie Schanzer
                                   Title: Vice President

                           Address: 2 Corporate Drive

                            Shelton, CT 06484

                           Facsimile:203-944-8495





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           CITIZENS BANK OF MASSACHUSETTS,
                           as an Assignee


                           By: /s/ Cindy Chen
                               -----------------------------
                                   Name: Cindy Chen
                                   Title: Vice President

                           Address:28 State Street

                           Boston MA 02109

                           Facsimile:617-263-0439





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           U.S. BANK NATIONAL ASSOCIATION,
                           as an Assignee


                           By: /s/ Joseph Howard
                               ----------------------------
                                   Name: Joseph Howard
                                   Title: Vice President

                           Address: One U.S. Bank Plaza

                           Mail Code SL MO T12M

                           St. Louis MO 63101

                           Facsimile: 314-418-3859





















         [Signature Page to Master Assignment and Acceptance Agreement]

                           BANK LEUMI, USA,
                           as an Assignee



                           By: /s/ Paul Tine
                               -----------------------------
                                   Name: Paul Tine
                                   Title: Vice President


                           By: /s/ Glenn Kreutzer
                               -----------------------------
                                   Name: Glenn Kreutzer
                                   Title: Banking Officer


                           Address:562 5th Avenue, NY NY 10036


                           Facsimile:212-626-1311





















         [Signature Page to Master Assignment and Acceptance Agreement]

                                   SCHEDULE A
                                   ----------

Name of Assignor                                         Assigned Term Loans
----------------                                         -------------------

Natexis Banque Populaires                                      $3,698,036.50

General Electric Capital Corporation                          $22,188,219.00

Toronto Dominion (New York), Inc.                              $2,218,821.90

Stanwich Loan Funding LLC                                      $1,479,214.60

Franklin Floating Rate Trust                                   $7,765,876.65

Franklin Floating Rate Master Series                             $739,607.30

Franklin CLO I, Limited                                        $1,479,214.60

Franklin CLO II, Limited                                       $1,479,214.60

Franklin CLO III, Limited                                      $2,958,429.20

Franklin Floating Rate Daily Access Fund                         $369,803.65

New York Life Insurance Company                                $2,588,625.55

New York Life Insurance and Annuity Corporation                $2,588,625.55

Elf Funding Trust III                                          $2,218,821.90

California Public Employees Retirement System                  $2,904,633.43

Restoration Funding CLO, Ltd.                                  $1,849,018.25

Highland Loan Funding V Ltd.                                   $1,849,018.25

SRV-Highland, Inc.                                             $3,698,036.50

Total:                                                        $62,073,217.43
-----

Name of Assignee                  Purchased Term Loans   Purchase Percentage
----------------                  --------------------   -------------------

Fleet Capital Corporation               $20,000,000.00               32.220%

JPMorgan Chase Bank                     $12,073,217.43               19.450%

Citizens Bank of Massachusetts          $15,000,000.00               24.165%

U.S. Bank National Association          $10,000,000.00               16.110%

Bank Leumi, USA                          $5,000,000.00                8.055%

Total:                                  $62,073,217.43              100.000%
-----

                                   SCHEDULE B
                                   ----------

               Wire Transfer Instructions to Administrative Agent
               --------------------------------------------------

FLEET NATIONAL BANK
HARTFORD, CT

ABA #011900571

BENEF NAME: FLEET CAPITAL CORP.
ACCOUNT #: 936-933-7579
RE: Imagistics International Inc

                                   SCHEDULE C
                                   ----------

                   Wire Transfer Instructions to each Assignor
                   -------------------------------------------